UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2010

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 Executive Drive, Suite 325, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 8, 2010, the Compensation Committee of the Board of Directors of Cypress Bioscience, Inc. (the “Company”) approved an Executive Bonus Plan for the executive officers of the Company for the year 2010 (the “2010 Bonus Plan” ), a copy of which is attached as Exhibit 10.1. The 2010 Bonus Plan was adopted to provide an outcome-based annual cash incentive to the executive officers of the Company. Payments under the 2010 Bonus Plan, if any, are contingent upon the Company’s achievement of certain corporate objectives described below, and the relevant executive officers’ continued employment with the Company on the date of payment.
The 2010 Bonus Plan includes three 2010 corporate objectives. The first objective is for the Company to transition toward profitability in commercial operations. The second objective is for the Company to accumulate a portfolio of strategic assets. The third objective is an increase in stockholder value. The determination that the 2010 corporate objectives have been met, in part or in full, is at the Compensation Committee’s sole discretion.
The “Target Bonus” for each of the Company’s executive officers covered under the 2010 Bonus Plan is as follows, with any such bonus to be calculated based on annual base salaries as of the earlier of the achievement of the relevant objective or December 31, 2010:

Officer	Target Bonus

Jay D. Kranzler, M.D., Ph.D. Chief Executive Officer	66 2/3% x annual base salary

Sabrina Martucci Johnson Executive Vice President, Chief Operating Officer and Chief Financial Officer	35% x annual base salary

R. Michael Gendreau, M.D., Ph.D. Vice President and Chief Medical Officer	25% x annual base salary

Srinivas Rao, M.D., Ph.D. Chief Scientific Officer	25% x annual base salary
Under the 2010 Bonus Plan, the Compensation Committee will determine, in its sole discretion, a percentage between 0% and 150%, based on the extent to which the Compensation Committee determines that the three 2010 corporate objectives have been met. The percentage will be multiplied against the Target Bonus amount for the Chief Executive Officer to determine the bonus to be paid to the Chief Executive Officer, and will be multiplied against the Target Bonus amount for the other executive officers to create a pool of funds to be distributed amongst those other executive officers, at the Compensation Committee’s discretion with input from the Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.
(d)      Exhibits:
10.1    2010 Executive Bonus Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: April 12, 2010
/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description
10.1	2010 Executive Bonus Plan